                      SEMIANNUAL REPORT / APRIL 30 2000



                              AIM BLUE CHIP FUND

                                [COVER IMAGE]

                           [AIM LOGO APPEARS HERE]
                           --Registered Trademark--

                                [ COVER IMAGE ]

                      ------------------------------------

                       THE SWING BY PIERRE-AUGUSTE RENOIR

          RENOIR BEGAN HIS CAREER AS A PAINTER IN A PORCELAIN FACTORY,

          GAINING EXPERIENCE WITH THE COLORS THAT WOULD DISTINGUISH HIS

             IMPRESSIONIST WORK AND LEARNING THE IMPORTANCE OF GOOD

          CRAFTSMANSHIP. HIS PAINTINGS ARE AMONG THE BEST-KNOWN IN THE

            WORLD FOR THEIR SIGNIFICANCE AND VALUE--AS ARE MANY OF THE

                 BLUE-CHIP COMPANIES IN WHICH THIS FUND INVESTS.

                      ------------------------------------


AIM Blue Chip Fund is for shareholders who seek long-term growth of capital with a relatively conservative investment portfolio that contains the stocks of top-performing companies within designated business sectors.


ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Blue Chip Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o In addition to the returns shown in the table above, industry regulations require us to provide average annual total returns (including sales charges) as of 3/31/00, the most recent calendar quarter-end, which were: Class A shares, one year, 20.76%; five years, 26.74%; 10 years, 18.68%. Class B shares, one year, 21.91%; inception (10/1/96), 27.65%. Class C shares, one year, 25.94%; inception (8/4/97), 23.71%.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system. It includes more than 5,000 companies, and it is often considered representative of the small and medium-sized company universe. While it includes many small and mid-sized company stocks, large-capitalization technology companies tend to dominate the index.
o The unmanaged Russell 1000 Index represents the performance of the stocks of large-capitalization companies.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the stock market.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

AVERAGE ANNUAL TOTAL RETURNS

As of 4/30/00, including sales charges

================================================================================
CLASS A SHARES

10 Years                                18.24%

 5 Years                                24.84%

 1 Year                                 14.30%*

*20.96% excluding sales charges

CLASS B SHARES

Inception (10/1/96)                     25.34%

 1 Year                                 15.14%*

*20.14% excluding CDSC

CLASS C SHARES

Inception (8/4/97)                      20.94%

  1 Year                                19.15%*

*20.15% excluding CDSC
================================================================================

Past performance cannot guarantee comparable future results.

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.


                               AIM BLUE CHIP FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER



                   Dear Fellow Shareholder:

                   When we started AIM in 1976, we had only a table, two
   [PHOTO OF       chairs and a telephone. At the time, Bob Graham, Gary Crum
   Charles T.      and I had the idea of creating a mutual fund company that
     Bauer,        put people first. Our slogan, "people are the product,"
  Chairman of      means that people--our employees and our investors--are our
  the Board of     company.
    THE FUND           Almost a quarter-century later, we've grown to more than
 APPEARS HERE]     seven million investors, $176 billion in assets under
                   management and 53 retail funds. Over that time, the industry
   [PHOTO OF       as a whole has grown from $51 billion in assets to more than
   Robert H.       $7 trillion today. I never dreamed we would see such
     Graham        phenomenal growth. You are the main reason for our success,
 APPEARS HERE]     and I want you to know how much I appreciate your loyalty
                   and trust over the past 24 years.
                       Usually in this letter I review market activity during
                   the period covered by the report. This time, I'd just like to say thank you. I am retiring as chairman of the AIM Funds effective September 30, and as chairman of AIM effective December 31, 2000. Bob Graham, whose picture appears under mine, will succeed me as AIM's chairman and chairman of the AIM Funds. Gary Crum will remain president of A I M Capital Management, Inc., leading our investment division. I am enormously proud to leave AIM in such capable hands.
    I'm also very proud of our team of employees, now more than 2,300 strong. Because of their collective commitment to excellence and ethical business practices, AIM has earned the trust of investors and financial advisors alike. And every employee, from portfolio managers to client services representatives, is dedicated to serving our shareholders.
    Rest assured that nothing at AIM will change because of my retirement. You can still depend on this company to manage your money responsibly and provide you with top-notch service. As chairman of AIM and chairman of the AIM Funds, Bob is committed to preserving the things that have made AIM great in the past and positioning it to succeed in the future. And Gary is dedicated to maintaining the quality and long-term performance you've come to expect from AIM.
    In the pages that follow, the managers of your fund comment on recent market activity, how they have managed your fund over the past six months and their outlook for the coming months. We trust you will find their comments helpful.
    If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you again for the support and trust you've shown us. I feel privileged to have helped you with your financial goals, and I wish you success in all your endeavors.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer

Chairman, A I M Advisors, Inc.



                               AIM BLUE CHIP FUND

                    SEMIANNUAL REPORT / MANAGERS' OVERVIEW

            AIM BLUE CHIP FUND PERFORMS WELL IN CHALLENGING MARKET

                     ------------------------------------

                         ONCE AGAIN, THE FUND AND ITS

                         SHAREHOLDERS BENEFITED FROM

                      INCLUDING TOP-QUALITY COMPANIES IN

                           THE FUND'S PORTFOLIO...

                     ------------------------------------


HOW DID AIM BLUE CHIP FUND PERFORM OVER THE LAST SIX MONTHS?
For the six months ended April 30, 2000, AIM Blue Chip Fund delivered impressive returns and outperformed the benchmark Russell 1000 Index. The fund's Class A shares returned 14.72%, and its Class B and Class C shares each returned 14.33% at net asset value, that is, without the effect of sales charges. Those returns exceeded the Russell 1000 Index's 9.72% return for the reporting period.
    The fund's assets continue to grow. Net assets stood at $5.90 billion on April 30, 2000, an increase of $1.36 billion over the six-month reporting period.

WHAT WERE THE MAJOR TRENDS IN THE FINANCIAL MARKETS DURING THE REPORTING PERIOD? U.S. equity markets experienced significant volatility during the last six months. Many technology stocks that soared in 1999 came crashing back to earth in early 2000 as investors questioned those stocks' valuations. Many investors abandoned dot-com stocks, concerned that they were overvalued, lacked a clear business model and might never make a profit.
    But even the stocks of large, historically profitable old-economy companies were not immune to price declines if it appeared they might not meet earnings expectations. Investors increasingly focused on corporate profits, and many companies that failed to deliver profits to their shareholders were punished.
    There were many reasons for the markets' heightened volatility, including continued interest-rate hikes by the Federal Reserve Board (the Fed) and sometimes contradictory economic indicators. The Fed raised short-term interest rates five times during the last year for a total increase of 125 basis points (1.25%) in a preemptive effort to contain inflation. (On May 16, shortly after the close of the reporting period, the Fed raised short-term interest rates by an additional 50 basis points and signaled it may raise rates further.)
    For all the headline-making one-day dips and dives in one market benchmark or another, it is worth noting that the most widely followed market indexes all produced positive returns for the six months covered by this report. The S&P 500 rose 7.18%; the Dow eked out a 0.79% gain; and even the Nasdaq, which provoked the most hand-wringing, was up an impressive 30.14%.

HAS MARKET VOLATILITY AFFECTED ALL STOCKS AND FUNDS EQUALLY?
Much of the volatility has been concentrated among profitless Internet stocks with high valuations--precisely the kind of stocks in which the fund does not invest. The stocks of larger, more established companies have been comparatively stable. While the technology-laden Nasdaq was down 5.13% for the first four months of 2000, the S&P 500 was down only 0.79%.
    The fund's broad diversification across all sectors reduced its exposure to downside market volatility somewhat. Including stocks of industry-leading companies in all sectors in the portfolio can enhance the fund's overall performance regardless of which sectors may be in or out of favor at any given time.

HOW WAS THE FUND'S PORTFOLIO POSITIONED AT THE CLOSE OF THE REPORTING PERIOD? Once again, the fund and its shareholders benefited from including top-quality companies in the fund's portfolio--in sectors that both outperformed and underperformed the market. For example, while the capital-goods sector as a whole was up only 0.01% for the first quarter of 2000, one of AIM Blue Chip Fund's capital-goods holdings, Tyco International, was up 25%, outperforming the sector average as well as the S&P 500. And while technology was up overall, fund holdings


================================================================================
FUND VS. INDEX
--------------------------------------------------------------------------------
For the six months ended 4/30/00,
excluding sales charges

FUND CLASS A SHARES      14.72%

FUND CLASS B SHARES      14.33%

FUND CLASS C SHARES      14.33%

RUSSELL 1000 INDEX        9.72%
================================================================================

================================================================================
GROWTH OF NET ASSETS
--------------------------------------------------------------------------------

10/31/99       $4.54 BILLION

4/30/00        $5.90 BILLION
================================================================================


          See important fund and index disclosures inside front cover.

                               AIM BLUE CHIP FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


such as Oracle, Cisco and Nortel Networks all outperformed the S&P tech sector during the first quarter of 2000.
    The fund held a widely diversified portfolio of 87 stocks from all 11 market sectors at the close of the reporting period--down slightly from 95 stocks six months earlier. While stocks from all sectors were included in the fund's holdings, the largest sector weightings included technology (37.0%), financials (12.3%), health care (11.4%), capital goods (8.9%), consumer cyclicals (8.8%) and consumer staples (8.2%). Within the technology sector, the fund held stocks in a variety of market-leading companies in the computer software and services, communications equipment, semiconductor, computer hardware and computer networking industries.
    The fund's overweighting in technology aided overall performance during the reporting period. But the fund was also overweighted in health care and consumer cyclicals. Shareholders benefited from the excellent performance of many technology holdings, as well as from the fund's broadly diversified holdings in other sectors.

WHAT WERE SOME OF THE FUND'S MARKET LEADERS THAT HELPED PERFORMANCE?
In the technology sector, we owned a number of well-established, profitable companies that are leaders in their fields. One of our largest holdings was Sun Microsystems, which reported extremely strong quarterly earnings shortly before the close of the reporting period. Sun is a leading maker of number-crunching workstation computers, storage devices and servers for powering corporate computer networks and Web sites.
    In the consumer-cyclical sector, Home Depot and Target have been among the fund's better-performing stocks. Home Depot operates more than 950 stores coast to coast serving professional builders as well as "do-it-yourselfers." Target, the former Dayton Hudson, operates more than 1,200 stores nationwide and is a dominant force in the discount, mid-range and upscale formats.
    In the financial sector, Morgan Stanley Dean Witter and Citigroup were two of our larger holdings that performed well. Morgan Stanley is the second-largest U.S. retail broker and a leading credit card issuer and online broker. Citigroup, the world's largest credit card issuer, provides credit card, banking, insurance and investment services in almost 100 countries.
    In the health-care sector, Warner-Lambert makes some of the best-known consumer products on the market. But 60% of its sales come from its pharmaceutical products, including Lipitor, a market-leading cholesterol treatment. Another holding, Medtronic, manufactures devices to regulate erratic heartbeats as well as catheters, stents and guidewires used in angioplasties. With an aging population, its growth prospects appear solid.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?
U.S. and foreign markets may remain volatile for some time because of rising interest rates and because some investors have yet to figure the proper way to value high-growth technology companies. While the Fed traditionally refrains from raising interest rates during presidential elections, it has made clear its intention to continue raising rates as necessary to ensure inflation remains in check.
    We believe, however, that the fund's wide diversification and its focus on selecting stocks that are leaders in their industries position the fund to take advantage of market trends in the future.

PORTFOLIO COMPOSITION

As of 4/30/00, based on total net assets

=======================================================================================
TOP 10 HOLDINGS                              TOP 10 INDUSTRIES
---------------------------------------------------------------------------------------
 1. General Electric Co.      4.26%           1. Computers                      9.63%
                                                 (Software & Services)
 2. Cisco Systems, Inc.       4.23            2. Communications Equipment       7.02
 3. Oracle Corp.              2.91            3. Electronics (Semiconductors)   5.66
 4. Intel Corp.               2.90            4. Electrical Equipment           5.14
 5. Nortel Networks Corp.     2.59            5. Health Care (Diversified)      4.69
   (Canada)
 6. Microsoft Corp.           2.42            6. Broadcasting                   4.54
                                                 (Television, Radio & Cable)
 7. Sun Microsystems, Inc.    2.41            7. Financial (Diversified)        4.45
 8. Warner-Lambert Co.        2.41            8. Computers (Hardware)           4.44
 9. Tyco International Ltd.   2.33            9. Retail (General Merchandise)   4.30
10. American International    2.09           10. Computers (Networking)         4.23
    Group, Inc.

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
=======================================================================================

          See important fund and index disclosures inside front cover.

                               AIM BLUE CHIP FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION


A PROSPEROUS RETIREMENT: IT'S UP TO YOU, AND IT CAN BE DONE

Many experts predict that Social Security could go broke sometime between 2020 and 2030 as the number of retirees outpaces the ability of the workforce to pay for their benefits through taxes. Lawmakers are sharply divided on ways to remedy this impending problem.
    Meanwhile, the Social Security Administration is sending Americans a wake-up call. The agency now mails annual contributions and benefit statements to all workers covered by Social Security. You should receive your statement three months before your birthday.
    The most important information in the statement is an estimate of the monthly retirement benefit you will receive at age 62, at full retirement and at age 70.
    Many people may be shocked to learn how small that amount will be.

RETIREMENT IS EXPENSIVE
Social Security and pensions account for only 43% of the retirement income needed by affluent retirees, according to the Social Security Administration and the U.S. Bureau of Labor Statistics. The other 57% may need to come from personal savings. Financial experts estimate that most people will need about 75% of their current annual income to maintain their lifestyle in retirement.
    If you're depending on Social Security alone, you may have to scale back your lifestyle considerably upon retirement.

WOULD YOU RATHER BE A MILLIONAIRE?
Of course you would. What to do? You could try to become a guest on the hit television quiz show. A more practical way is to save and invest now for a comfortable retirement later. But remember: when planning for retirement, time can be your best friend--or your worst enemy. Time can affect your retirement plans in three ways.

o The longer you wait to begin saving for retirement, the more you'll have to save to accumulate the nest egg you'll need, as the table nearby shows.
o Even modest inflation means that each dollar you save today will be less valuable 20 or 30 or 40 years from now. Over a 25-year period, a 2% annual rate of inflation reduces the value (the "buying power") of $1,000 to just $610.
o As Americans live longer, they need their retirement savings to last longer. More and more Americans each year outlive their savings.

Let's estimate you'll need $1 million to live comfortably in retirement. How much will you need to save each month to reach your goal--if you start early, or if you wait to begin saving?

THE LESSON? START SAVING EARLY
Procrastination can be expensive. The longer you wait to begin your retirement saving plan, the more you'll have to save


WILL YOU HAVE ENOUGH FOR RETIREMENT?

Social Security and pensions account for 43% of the retirement income needed by affluent retirees. The rest must come from personal savings.

                                  [PIE CHART]

================================================================================
SOCIAL SECURITY AND PENSIONS            43%

PERSONAL SAVINGS                        57%

Source: Social Security Administration and U.S. Bureau of Labor Statistics
================================================================================


STARTING EARLY MAKES IT EASIER TO SAVE FOR RETIREMENT

                     YEARS TO                                MONTHLY SAVINGS
CURRENT              SAVE UNTIL         RETIREMENT           NEEDED TO
AGE                  RETIREMENT         SAVINGS GOAL         REACH GOAL
-------------------------------------------------------------------------------
25                   40                 $1,000,000           $   85
-------------------------------------------------------------------------------
35                   30                 $1,000,000           $  284
-------------------------------------------------------------------------------
45                   20                 $1,000,000           $1,001
-------------------------------------------------------------------------------
55                   10                 $1,000,000           $4,305
-------------------------------------------------------------------------------

All figures assume a 12% annual return on investments. This hypothetical example is for illustrative purposes only and is not intended to represent the performance of any particular fund, IRA or investor. Your actual return isn't likely to be consistent from year to year and there is no guarantee that a specific rate of return will be achieved.


                               AIM BLUE CHIP FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION



each month to build an adequate retirement nest egg. The person who starts saving at age 25 may be able to accumulate $1 million by saving just $85 a month. Someone who waits to age 35 before beginning to save for retirement will have to contribute more than three times as much each month to make up for lost time!

START WITH A PRACTICAL INVESTMENT PLAN
A comfortable retirement is within your reach. But you will need a practical investment plan to get there. So consider the four steps described here and talk them over with your financial advisor. He or she can help you devise a plan and choose investments suited to your unique circumstances.

1. IF YOU HAVE A 401(k) PLAN, CONTRIBUTE TO IT--AND MAKE THE MOST OF EMPLOYER MATCHING. If your employer matches 401(k) contributions, contribute at least enough to maximize the company's contribution. If the company match is 5% of your salary, contribute at least 5% of your pay yourself. From your stand-point, the employer contribution is "free" money.
2. CONTRIBUTE TO AN IRA TOO. Even if you cannot deduct an IRA contribution, you can enjoy an IRA's tax-deferred compounding. And don't forget the added advantage of the spousal IRA.
3. DIVERSIFY! Asset diversification helps manage risk because different types of assets behave differently. If you put your retirement assets into mutual funds, consider buying more than one type of fund.
4. IF YOU HAVE TIME, INVEST AGGRESSIVELY. Historically, small-company stocks have provided the highest returns. They can be volatile in the short term, but if you can be patient, consider including aggressive small-company growth funds in your portfolio.

DOLLAR-COST AVERAGING TYPICALLY LOWERS THE COST OF INVESTING
One simple way to save for retirement is to use an installment plan. With a strategy called dollar-cost averaging, you can commit a fixed amount of money to an investment at regular intervals. There are several advantages to this plan:

o Regular investing of equal amounts helps you make the most of market highs and lows. You automatically buy more shares when prices are low and fewer shares when prices are high.
o Your average cost per share is less than your average price per share. The only time this would not occur is if the share price remained constant.
o This strategy is especially appropriate for long-term investments, such as retirement plans, because the longer you maintain a regular investment program, the more likely you will be to buy shares at a wide variety of prices.
o By systematically investing, you will be less tempted to make decisions on the basis of short-term events and your emotions. Your fortunes as an investor won't depend on your ability to make the right call about future trends.

    Of course, no investment strategy--even dollar-cost averaging--is guaranteed to result in profits or protect against losses in declining markets. Since dollar-cost averaging involves continuous investing regardless of fluctuating securities prices, you should consider your ability to continue purchases through periods of low price levels.

WHAT SHOULD YOU DO?
Visit your financial advisor. He or she can help you determine how much money you'll actually need in retirement and how to earn that money through careful investments.

DOLLAR-COST AVERAGING LOWERS COST OF INVESTING

                       AMOUNT                   SHARE                SHARES
MONTH                  INVESTED                 PRICE                PURCHASED
--------------------------------------------------------------------------------
JANUARY               $  200.00                 $ 24.00               8.333
--------------------------------------------------------------------------------
FEBRUARY              $  200.00                 $ 20.00              10.000
--------------------------------------------------------------------------------
MARCH                 $  200.00                 $ 14.00              14.286
--------------------------------------------------------------------------------
APRIL                 $  200.00                 $ 18.00              11.111
--------------------------------------------------------------------------------
MAY                   $  200.00                 $ 22.00               9.091
--------------------------------------------------------------------------------
JUNE                  $  200.00                 $ 24.00               8.333
--------------------------------------------------------------------------------
SIX-MONTH TOTAL       $1,200.00                 $122.00              61.154
--------------------------------------------------------------------------------

Average price per share: $122.00 divided by 6 equals $20.33
Average cost to you per share: $1,200.00 divided by 61.154 equals $19.62


                               AIM BLUE CHIP FUND

SCHEDULE OF INVESTMENTS

April 30, 2000
(Unaudited)

                                                     MARKET
                                     SHARES          VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-96.38%

AIRLINES-0.20%

Delta Air Lines, Inc.                  225,000   $   11,868,750
---------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.43%

Lear Corp.(a)                          850,000       25,446,875
---------------------------------------------------------------

BANKS (MAJOR REGIONAL)-1.20%

Fifth Third Bancorp                    550,000       34,718,750
---------------------------------------------------------------
State Street Corp.                     375,000       36,328,125
---------------------------------------------------------------
                                                     71,046,875
---------------------------------------------------------------

BANKS (MONEY CENTER)-1.37%

Chase Manhattan Corp. (The)          1,125,000       81,070,312
---------------------------------------------------------------

BEVERAGES (NON-ALCOHOLIC)-0.36%

Coca-Cola Co. (The)                    450,000       21,178,125
---------------------------------------------------------------

BIOTECHNOLOGY-0.85%

Amgen Inc.(a)                          900,000       50,400,000
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-4.54%

AT&T Corp.-Liberty Media
  Group-Class A(a)                   1,300,000       64,918,750
---------------------------------------------------------------
CBS Corp.(a)                         1,150,000       67,562,500
---------------------------------------------------------------
Clear Channel Communications,
  Inc.(a)                              475,000       34,200,000
---------------------------------------------------------------
Comcast Corp.-Class A(a)             1,400,000       56,087,500
---------------------------------------------------------------
MediaOne Group, Inc.(a)                600,000       45,375,000
---------------------------------------------------------------
                                                    268,143,750
---------------------------------------------------------------

CHEMICALS-0.52%

Du Pont (E.I.) de Nemours & Co.        650,000       30,834,375
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-7.02%

Comverse Technology, Inc.(a)           470,000       41,918,125
---------------------------------------------------------------
JDS Uniphase Corp.(a)                  650,000       67,396,875
---------------------------------------------------------------
Lucent Technologies Inc.               675,000       41,976,562
---------------------------------------------------------------
Nokia Oyj (Finland)                    100,000        5,740,838
---------------------------------------------------------------
Nokia Oyj-ADR (Finland)              1,840,000      104,650,000
---------------------------------------------------------------
Nortel Networks Corp. (Canada)       1,350,000      152,887,500
---------------------------------------------------------------
                                                    414,569,900
---------------------------------------------------------------

COMPUTERS (HARDWARE)-4.44%

Dell Computer Corp.(a)               1,000,000       50,125,000
---------------------------------------------------------------
Gateway Inc.(a)                        400,000       22,100,000
---------------------------------------------------------------
International Business Machines
  Corp.                                425,000       47,440,625
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
COMPUTERS (HARDWARE)-(CONTINUED)

Sun Microsystems, Inc.(a)            1,550,000   $  142,503,125
---------------------------------------------------------------
                                                    262,168,750
---------------------------------------------------------------

COMPUTERS (NETWORKING)-4.23%

Cisco Systems, Inc.(a)               3,600,000      249,581,250
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-1.94%

EMC Corp.(a)                           825,000      114,623,437
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-9.63%

America Online, Inc.(a)                985,800       58,963,162
---------------------------------------------------------------
Intuit Inc.(a)                         650,000       23,359,375
---------------------------------------------------------------
Microsoft Corp.(a)                   2,050,000      142,987,500
---------------------------------------------------------------
Oracle Corp.(a)                      2,150,000      171,865,625
---------------------------------------------------------------
VERITAS Software Corp.(a)            1,050,000      112,628,906
---------------------------------------------------------------
Yahoo! Inc.(a)                         450,000       58,612,500
---------------------------------------------------------------
                                                    568,417,068
---------------------------------------------------------------

ELECTRIC COMPANIES-0.45%

Edison International                 1,400,000       26,687,500
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-5.14%

General Electric Co.                 1,600,000      251,600,000
---------------------------------------------------------------
Sanmina Corp.(a)                       865,000       51,954,063
---------------------------------------------------------------
                                                    303,554,063
---------------------------------------------------------------

ELECTRONICS
  (SEMICONDUCTORS)-5.66%

Intel Corp.                          1,350,000      171,196,875
---------------------------------------------------------------
Texas Instruments Inc.                 575,000       93,653,125
---------------------------------------------------------------
Xilinx, Inc.(a)                        950,000       69,587,500
---------------------------------------------------------------
                                                    334,437,500
---------------------------------------------------------------

ENTERTAINMENT-1.68%

Time Warner Inc.                     1,100,000       98,931,250
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-1.21%

Applied Materials, Inc.(a)             700,000       71,268,750
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-4.45%

American Express Co.                   400,000       60,025,000
---------------------------------------------------------------
Citigroup Inc.                       1,700,000      101,043,750
---------------------------------------------------------------
Fannie Mae                           1,000,000       60,312,500
---------------------------------------------------------------
Freddie Mac                            900,000       41,343,750
---------------------------------------------------------------
                                                    262,725,000
---------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-4.69%

Allergan, Inc.                         625,000       36,796,875
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
HEALTH CARE (DIVERSIFIED)-(CONTINUED)

American Home Products Corp.           600,000   $   33,712,500
---------------------------------------------------------------
Bristol-Myers Squibb Co.               600,000       31,462,500
---------------------------------------------------------------
Johnson & Johnson                      400,000       33,000,000
---------------------------------------------------------------
Warner-Lambert Co.                   1,250,000      142,265,625
---------------------------------------------------------------
                                                    277,237,500
---------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-3.02%

Merck & Co., Inc.                      475,000       33,012,500
---------------------------------------------------------------
Pfizer Inc.                          1,300,000       54,762,500
---------------------------------------------------------------
Pharmacia Corp.                        600,000       29,962,500
---------------------------------------------------------------
Schering-Plough Corp.                1,500,000       60,468,750
---------------------------------------------------------------
                                                    178,206,250
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-2.44%

Guidant Corp.(a)                       950,000       54,506,250
---------------------------------------------------------------
Medtronic, Inc.                      1,725,000       89,592,188
---------------------------------------------------------------
                                                    144,098,438
---------------------------------------------------------------

HOUSEHOLD PRODUCTS
  (NON-DURABLES)-0.63%

Colgate-Palmolive Co.                  650,000       37,131,250
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-2.09%

American International Group,
  Inc.                               1,125,000      123,398,438
---------------------------------------------------------------

INVESTMENT
  BANKING/BROKERAGE-2.73%

Merrill Lynch & Co., Inc.              450,000       45,871,875
---------------------------------------------------------------
Morgan Stanley Dean Witter & Co.     1,500,000      115,125,000
---------------------------------------------------------------
                                                    160,996,875
---------------------------------------------------------------

LODGING-HOTELS-0.63%

Carnival Corp.                       1,500,000       37,312,500
---------------------------------------------------------------

MACHINERY (DIVERSIFIED)-0.48%

Ingersoll-Rand Co.                     600,000       28,162,500
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-2.99%

Tyco International Ltd.              3,000,000      137,812,500
---------------------------------------------------------------
United Technologies Corp.              625,000       38,867,188
---------------------------------------------------------------
                                                    176,679,688
---------------------------------------------------------------

NATURAL GAS-1.41%

El Paso Energy Corp.                   650,000       27,625,000
---------------------------------------------------------------
Enron Corp.                            800,000       55,750,000
---------------------------------------------------------------
                                                     83,375,000
---------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-1.22%

Halliburton Co.                        850,000       37,559,375
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
OIL & GAS (DRILLING & EQUIPMENT)-(CONTINUED)

Schlumberger Ltd.                      450,000   $   34,453,125
---------------------------------------------------------------
                                                     72,012,500
---------------------------------------------------------------

OIL (INTERNATIONAL
  INTEGRATED)-2.38%

Exxon Mobil Corp.                    1,400,000      108,762,500
---------------------------------------------------------------
Royal Dutch Petroleum Co.-New
  York Shares-ADR (Netherlands)        550,000       31,556,250
---------------------------------------------------------------
                                                    140,318,750
---------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.68%

Bowater, Inc.                          350,000       19,250,000
---------------------------------------------------------------
International Paper Co.                575,000       21,131,250
---------------------------------------------------------------
                                                     40,381,250
---------------------------------------------------------------

RAILROADS-0.29%

Canadian National Railway Co.
  (Canada)                             600,000       16,837,500
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-2.04%

Home Depot, Inc. (The)               2,150,000      120,534,375
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.71%

Safeway Inc.(a)                        950,000       41,918,750
---------------------------------------------------------------

RETAIL (GENERAL
  MERCHANDISE)-4.30%

Costco Wholesale Corp.(a)            1,350,000       72,984,375
---------------------------------------------------------------
Target Corp.                         1,050,000       69,890,625
---------------------------------------------------------------
Wal-Mart Stores, Inc.                2,000,000      110,750,000
---------------------------------------------------------------
                                                    253,625,000
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-0.50%

Gap, Inc. (The)                        800,000       29,400,000
---------------------------------------------------------------

SERVICES
  (ADVERTISING/MARKETING)-0.59%

Interpublic Group of Companies,
  Inc.                                 850,000       34,850,000
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-1.55%

First Data Corp.                     1,035,000       50,391,563
---------------------------------------------------------------
Fiserv, Inc.(a)                        900,000       41,343,750
---------------------------------------------------------------
                                                     91,735,313
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-1.84%

Nextel Communications, Inc.-Class
  A(a)                                 400,000       43,775,000
---------------------------------------------------------------
Vodafone AirTouch PLC-ADR (United
  Kingdom)                           1,375,000       64,625,000
---------------------------------------------------------------
                                                    108,400,000
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-1.89%

AT&T Corp.                             350,000       16,340,625
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
TELECOMMUNICATIONS (LONG DISTANCE)-(CONTINUED)

MCI WorldCom, Inc.(a)                2,100,000   $   95,418,750
---------------------------------------------------------------
                                                    111,759,375
---------------------------------------------------------------

TELEPHONE-1.96%

BellSouth Corp.                        900,000       43,818,750
---------------------------------------------------------------
GTE Corp.                              450,000       30,487,500
---------------------------------------------------------------
SBC Communications Inc.                950,000       41,621,875
---------------------------------------------------------------
                                                    115,928,125
---------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $3,875,259,445)                             5,691,252,907
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
MONEY MARKET FUNDS-4.12%

STIC Liquid Assets Portfolio(b)    121,509,919   $  121,509,919
---------------------------------------------------------------
STIC Prime Portfolio(b)            121,509,919      121,509,919
---------------------------------------------------------------
    Total Money Market Funds
      (Cost $243,019,838)                           243,019,838
---------------------------------------------------------------
TOTAL INVESTMENTS-100.50% (Cost
  $4,118,279,283)                                 5,934,272,745
---------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(0.50%)                                    (29,340,389)
---------------------------------------------------------------
NET ASSETS-100.00%                               $5,904,932,356
===============================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund has the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2000
(Unaudited)

ASSETS:

Investments, at market value (Cost
  $4,118,279,283)                              $5,934,272,745
-------------------------------------------------------------
Foreign currencies, at market value (Cost
  $2,972,778)                                       2,922,032
-------------------------------------------------------------
Receivables for:
  Capital stock sold                               26,582,933
-------------------------------------------------------------
  Dividends and Interest                            3,776,269
-------------------------------------------------------------
Investment for deferred compensation plan              35,543
-------------------------------------------------------------
Other assets                                          429,642
-------------------------------------------------------------
    Total assets                                5,968,019,164
-------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                            49,066,895
-------------------------------------------------------------
  Capital stock reacquired                          6,353,900
-------------------------------------------------------------
  Deferred compensation plan                           35,543
-------------------------------------------------------------
Accrued advisory fees                               3,027,227
-------------------------------------------------------------
Accrued administrative services fees                   22,925
-------------------------------------------------------------
Accrued distribution fees                           3,634,966
-------------------------------------------------------------
Accrued directors' fees                                 1,644
-------------------------------------------------------------
Accrued transfer agent fees                           740,831
-------------------------------------------------------------
Accrued operating expenses                            202,877
-------------------------------------------------------------
    Total liabilities                              63,086,808
-------------------------------------------------------------
Net assets applicable to shares
  outstanding                                  $5,904,932,356
-------------------------------------------------------------

NET ASSETS:

Class A                                        $2,887,369,121
=============================================================
Class B                                        $2,453,432,169
=============================================================
Class C                                        $  564,131,066
=============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                      750,000,000
-------------------------------------------------------------
  Outstanding                                      54,153,023
=============================================================
Class B:
  Authorized                                      750,000,000
-------------------------------------------------------------
  Outstanding                                      47,014,126
=============================================================
Class C:
  Authorized                                      750,000,000
-------------------------------------------------------------
  Outstanding                                      10,812,287
=============================================================
Class A:
  Net asset value and redemption price per
    share                                      $        53.32
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $53.32
       divided by 94.50%)                      $        56.42
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        52.19
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        52.17
=============================================================

STATEMENT OF OPERATIONS

For the six months ended April 30, 2000
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax
  $84,838)                                      $ 24,276,599
------------------------------------------------------------
Interest                                              77,946
------------------------------------------------------------
    Total investment income                       24,354,545
------------------------------------------------------------

EXPENSES:

Advisory fees                                     16,819,894
------------------------------------------------------------
Administrative services fee                          132,134
------------------------------------------------------------
Custodian fees                                       197,707
------------------------------------------------------------
Distribution fees-Class A                          4,595,600
------------------------------------------------------------
Distribution fees-Class B                         11,084,085
------------------------------------------------------------
Distribution fees-Class C                          2,310,340
------------------------------------------------------------
Transfer agent fees-Class A                        1,963,097
------------------------------------------------------------
Transfer agent fees-Class B                        2,379,829
------------------------------------------------------------
Transfer agent fees-Class C                          496,046
------------------------------------------------------------
Directors' fees                                        4,073
------------------------------------------------------------
Other                                                832,489
------------------------------------------------------------
    Total expenses                                40,815,294
------------------------------------------------------------
Less: Expenses paid indirectly                       (39,412)
------------------------------------------------------------
    Net expenses                                  40,775,882
------------------------------------------------------------
Net investment income (loss)                     (16,421,337)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES AND OPTION CONTRACTS

Net realized gain (loss) from:
  Investment securities                          (63,806,998)
------------------------------------------------------------
  Foreign currencies                                 (71,265)
------------------------------------------------------------
  Futures contracts                                 (959,165)
------------------------------------------------------------
  Option contracts written                       (10,334,450)
------------------------------------------------------------
                                                 (75,171,878)
------------------------------------------------------------

Change in net unrealized appreciation
  (depreciation) of:

  Investment securities                          772,317,574
------------------------------------------------------------
  Foreign currencies                                 (59,548)
------------------------------------------------------------
  Futures contracts                               (1,817,529)
------------------------------------------------------------
  Option contracts written                         3,165,156
------------------------------------------------------------
                                                 773,605,653
------------------------------------------------------------
Net gain on investment securities, foreign
  currencies, futures and option contracts       698,433,775
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                    $682,012,438
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2000 and the year ended October 31, 1999 (Unaudited)

                                                                APRIL 30,        OCTOBER 31,
                                                                   2000              1999
                                                              --------------    --------------
OPERATIONS:

  Net investment income (loss)                                $  (16,421,337)   $  (10,379,871)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures and option contracts             (75,171,878)      (35,834,384)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, futures and option
    contracts                                                    773,605,653       756,524,720
----------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations         682,012,438       710,310,465
----------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:

  Class A                                                                 --          (776,772)
----------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains:

  Class A                                                                 --        (3,128,249)
----------------------------------------------------------------------------------------------
  Class B                                                                 --        (2,256,383)
----------------------------------------------------------------------------------------------
  Class C                                                                 --          (293,473)
----------------------------------------------------------------------------------------------

Share transactions-net:

  Class A                                                        243,143,924       830,315,460
----------------------------------------------------------------------------------------------
  Class B                                                        280,638,907       866,521,395
----------------------------------------------------------------------------------------------
  Class C                                                        158,463,908       220,917,321
----------------------------------------------------------------------------------------------
    Net increase in net assets                                 1,364,259,177     2,621,609,764
----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          4,540,673,179     1,919,063,415
----------------------------------------------------------------------------------------------
  End of period                                               $5,904,932,356    $4,540,673,179
==============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $4,222,367,023    $3,540,120,284
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                     (16,518,506)          (97,169)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, futures and option
    contracts                                                   (116,847,999)      (41,676,121)
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures and option contracts                   1,815,931,838     1,042,326,185
----------------------------------------------------------------------------------------------
                                                              $5,904,932,356    $4,540,673,179
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2000
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Blue Chip Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital with a secondary objective of current income.
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
      Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
C. Distributions--Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $38,614,682 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2007.
E. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
 F. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options--The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
        A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Futures Contracts--The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
I. Expenses--Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million.
    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2000, AIM was paid $132,134 for such services.
    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the six months ended April 30, 2000, AFS was paid $2,633,848 for such services.
    The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the six months ended April 30, 2000, the Class A, Class B and Class C shares paid AIM Distributors $4,595,600, $11,084,085 and $2,310,340, respectively, as compensation under the Plans.

    AIM Distributors received commissions of $1,357,346 from sales of the Class A shares of the Fund during the six months ended April 30, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2000, AIM Distributors received $98,707 in contingent deferred sales charges imposed on redemptions of Fund shares.
    Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
    During the six months ended April 30, 2000, the Fund paid legal fees of $4,125 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the six months ended April 30, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $31,966 and $7,446, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $39,412 during the six months ended April 30, 2000.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2000 was $1,347,464,120 and $504,577,394, respectively.
    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $1,910,680,492
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (95,897,493)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $1,814,782,999
==========================================================
Cost of investments for tax purposes is
  $4,119,489,746.

NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the six months ended April 30, 2000 are summarized as follows:

                                    CALL OPTION CONTRACTS
                                   -----------------------
                                   NUMBER OF    PREMIUMS
                                   CONTRACTS    RECEIVED
                                   ---------   -----------
Beginning of period                  2,429     $ 5,063,081
--------------------------         ---------   -----------
Closed                              (2,429)     (5,063,081)
--------------------------         ---------   -----------
End of period                           --              --
==========================         =========   ===========

NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the six months ended April 30, 2000 and the year ended October 31, 1999 were as follows:

                                                                    APRIL 30, 2000                 OCTOBER 31, 1999
                                                              ---------------------------    -----------------------------
                                                                SHARES         AMOUNT          SHARES           AMOUNT
                                                              ----------    -------------    -----------    --------------
Sold:
  Class A                                                     12,311,120    $ 635,139,581     31,555,257    $1,348,329,456
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      9,672,962      486,502,128     24,939,694     1,053,306,393
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      4,174,659      210,303,703      6,902,119       292,602,692
--------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                             --               --         93,903         3,711,997
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                             --               --         54,813         2,141,056
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                             --               --          7,197           281,069
--------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (7,631,656)    (391,995,657)   (12,216,671)     (521,725,993)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (4,085,752)    (205,863,221)    (4,443,246)     (188,926,054)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,030,611)     (51,839,795)    (1,692,129)      (71,966,440)
--------------------------------------------------------------------------------------------------------------------------
                                                              13,410,722    $ 682,246,739     45,200,937    $1,917,754,176
==========================================================================================================================

NOTE 9-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                            CLASS A
                              ---------------------------------------------------------------------------------------------------
                                                                                                                  YEAR ENDED
                              SIX MONTHS ENDED           YEAR ENDED OCTOBER 31,           OCTOBER 1, 1996        SEPTEMBER 30,
                                 APRIL 30,        ------------------------------------           TO           -------------------
                                  2000(a)            1999        1998(a)      1997(a)     OCTOBER 31, 1996      1996       1995
                              ----------------    ----------    ----------    --------    ----------------    --------    -------
Net asset value, beginning
  of period                      $    46.48       $    36.14    $    30.96    $  26.08        $  25.56        $  23.83    $ 19.22
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income
    (loss)                            (0.07)            0.02          0.13        0.17              --            0.33       0.14
---------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities
    (both realized and
    unrealized)                        6.91            10.44          5.75        6.93            0.52            4.61       5.05
---------------------------------------------------------------------------------------------------------------------------------
    Total from investment
      operations                       6.84            10.46          5.88        7.10            0.52            4.94       5.19
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net
    investment income                    --            (0.02)        (0.07)      (0.05)             --           (0.21)     (0.12)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net
    realized gains                       --            (0.10)        (0.63)      (2.17)             --           (3.00)     (0.46)
---------------------------------------------------------------------------------------------------------------------------------
    Total distributions                  --            (0.12)        (0.70)      (2.22)             --           (3.21)     (0.58)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
  period                         $    53.32       $    46.48    $    36.14    $  30.96        $  26.08        $  25.56    $ 23.83
=================================================================================================================================
Total return(b)                       14.72%           29.01%        19.36%      29.68%           2.04%          22.39%     27.84%
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)                 $2,887,369       $2,299,551    $1,085,648    $498,178        $120,448        $106,415    $71,324
=================================================================================================================================
Ratio of expenses to average
  net assets                           1.18%(c)         1.19%         1.22%       1.31%(d)         1.30%(d)(e)     1.26%     1.30%
=================================================================================================================================
Ratio of net investment
  income (loss) to average
  net assets                          (0.26)%(c)        0.03%         0.33%       0.50%           0.12%(e)        0.53%      0.70%
=================================================================================================================================
Portfolio turnover rate                  10%              22%           27%         43%             10%             58%        17%
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $2,640,485,842.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets was 1.32% and 1.37% for 1997 and 1996, respectively.
(e) Annualized.

                                                                                           CLASS B
                                                              -----------------------------------------------------------------
                                                                                                                   OCTOBER 1,
                                                                                                                      1996
                                                                                                                   (DATE SALES
                                                              SIX MONTHS                                           COMMENCED)
                                                                ENDED             YEAR ENDED OCTOBER 31,               TO
                                                              APRIL 30,     ----------------------------------     OCTOBER 31,
                                                               2000(a)       1999(a)        1998      1997(a)         1996
                                                              ----------    ----------    --------    --------    -------------
Net asset value, beginning of period                          $   45.65     $    35.73    $  30.76    $  26.07      $  25.56
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.24)         (0.29)      (0.12)      (0.03)        (0.01)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           6.78          10.31        5.72        6.92          0.52
-------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                               6.54          10.02        5.60        6.89          0.51
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               --             --          --       (0.03)           --
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --          (0.10)      (0.63)      (2.17)           --
-------------------------------------------------------------------------------------------------------------------------------
    Total distributions                                              --          (0.10)      (0.63)      (2.20)           --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $   52.19     $    45.65    $  35.73    $  30.76      $  26.07
===============================================================================================================================
Total return(b)                                                   14.33%         28.08%      18.52%      28.81%         2.00%
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,453,432    $1,891,171    $745,862    $264,337      $  8,101
===============================================================================================================================
Ratio of expenses to average net assets                            1.89%(c)       1.91%       1.94%       2.10%(d)       2.01%(d)(e)
===============================================================================================================================
Ratio of net investment income (loss) to average net assets       (0.97)%(c)      (0.68)%    (0.38)%     (0.28)%       (0.58)%(e)
===============================================================================================================================
Portfolio turnover rate                                              10%            22%         27%         43%           10%
===============================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $2,228,997,350.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets was 2.12% and 2.08% for 1997 and 1996, respectively.
(e) Annualized.

                                                                                   CLASS C
                                                              --------------------------------------------------
                                                                                                     AUGUST 4,
                                                                                                       1997
                                                                                                    (DATE SALES
                                                              SIX MONTHS        YEAR ENDED          COMMENCED)
                                                                ENDED           OCTOBER 31,             TO
                                                              APRIL 30,     -------------------     OCTOBER 31,
                                                               2000(a)      1999(a)     1998(a)       1997(a)
                                                              ----------    --------    -------    -------------
Net asset value, beginning of period                           $  45.64     $  35.72    $ 30.75       $31.72
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.24)       (0.29)     (0.12)       (0.01)
----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    6.77        10.31       5.72        (0.96)
----------------------------------------------------------------------------------------------------------------
    Total from investment operations                               6.53        10.02       5.60        (0.97)
----------------------------------------------------------------------------------------------------------------
Less distributions:
  Distributions from net realized gains                              --        (0.10)     (0.63)          --
----------------------------------------------------------------------------------------------------------------
    Total distributions                                              --        (0.10)     (0.63)          --
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  52.17     $  45.64    $ 35.72       $30.75
================================================================================================================
Total return(b)                                                   14.31%       28.09%     18.52%       (3.06)%
================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $564,131     $349,951    $87,554       $3,947
================================================================================================================
Ratio of expenses to average net assets                            1.89%(c)     1.90%      1.94%        2.10%(d)(e)
================================================================================================================
Ratio of net investment income (loss) to average net assets       (0.97)%(c)    (0.68)%   (0.38)%      (0.28)%(e)
================================================================================================================
Portfolio turnover rate                                              10%          22%        27%          43%
================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $464,606,826.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets was 2.12% for 1997.
(e) Annualized.

BOARD OF DIRECTORS                                  OFFICERS                                 OFFICE OF THE FUND
Charles T. Bauer                                    Charles T. Bauer                         11 Greenway Plaza
Chairman                                            Chairman                                 Suite 100
A I M Management Group Inc.                                                                  Houston, TX 77046
                                                    Robert H. Graham
Bruce L. Crockett                                   President                                INVESTMENT ADVISOR
Director
ACE Limited;                                        Carol F. Relihan                         A I M Advisors, Inc.
Formerly Director, President, and                   Senior Vice President and Secretary      11 Greenway Plaza
Chief Executive Officer                                                                      Suite 100
COMSAT Corporation                                  Gary T. Crum                             Houston, TX 77046
                                                    Senior Vice President
Owen Daly II                                                                                 TRANSFER AGENT
Director                                            Edgar M. Larsen
Cortland Trust Inc.                                 Senior Vice President                    A I M Fund Services, Inc.
                                                                                             P.O. Box 4739
Edward K. Dunn Jr.                                  Dana R. Sutton                           Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;                Vice President and Treasurer
Formerly Vice Chairman and President,                                                        CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and            Melville B. Cox
President, Mercantile Bankshares                    Vice President                           State Street Bank and Trust Company
                                                                                             225 Franklin Street
Jack Fields                                         Mary J. Benson                           Boston, MA 02110
Chief Executive Officer                             Assistant Vice President and
Texana Global, Inc.;                                Assistant Treasurer                      COUNSEL TO THE FUND
Formerly Member
of the U.S. House of Representatives                Sheri Morris                             Ballard Spahr
                                                    Assistant Vice President and             Andrews & Ingersoll, LLP
Carl Frischling                                     Assistant Treasurer                      1735 Market Street
Partner                                                                                      Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel LLP               Renee A. Friedli
                                                    Assistant Secretary                      COUNSEL TO THE DIRECTORS
Robert H. Graham
President and Chief Executive Officer               P. Michelle Grace                        Kramer, Levin, Naftalis & Frankel LLP
A I M Management Group Inc.                         Assistant Secretary                      919 Third Avenue
                                                                                             New York, NY 10022
Prema Mathai-Davis                                  Nancy L. Martin
Chief Executive Officer, YWCA of the U.S.A.         Assistant Secretary                      DISTRIBUTOR

Lewis F. Pennock                                    Ofelia M. Mayo                           A I M Distributors, Inc.
Attorney                                            Assistant Secretary                      11 Greenway Plaza
                                                                                             Suite 100
Louis S. Sklar                                      Lisa A. Moss                             Houston, TX 77046
Executive Vice President                            Assistant Secretary
Hines Interests
Limited Partnership                                 Kathleen J. Pflueger
                                                    Assistant Secretary

                                                    Samuel D. Sirko
                                                    Assistant Secretary

                      ------------------------------------

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
THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                                      MONEY MARKET FUNDS                           A I M Management Group Inc.
AIM Aggressive Growth Fund                        AIM Money Market Fund                        has provided leadership in the
AIM Blue Chip Fund                                AIM Tax-Exempt Cash Fund                     mutual fund industry since
AIM Capital Development Fund                                                                   1976 and managed approximately
AIM Constellation Fund(1)                         INTERNATIONAL GROWTH FUNDS                   $176 billion in assets for
AIM Dent Demographic Trends Fund                  AIM Advisor International Value Fund         more than 7.4 million
AIM Emerging Growth Fund                          AIM Asian Growth Fund                        shareholders, including
AIM Large Cap Growth Fund                         AIM Developing Markets Fund                  individual investors,
AIM Large Cap Opportunities Fund                  AIM Euroland Growth Fund(5)                  corporate clients and
AIM Mid Cap Equity Fund                           AIM European Development Fund                financial institutions, as of
AIM Mid Cap Growth Fund                           AIM International Equity Fund                March 31, 2000.
AIM Mid Cap Opportunities Fund(2)                 AIM Japan Growth Fund                            The AIM Family of
AIM Select Growth Fund                            AIM Latin American Growth Fund               Funds--Registered Trademark--
AIM Small Cap Growth Fund(3)                                                                   is distributed nationwide, and
AIM Small Cap Opportunities Fund(4)               GLOBAL GROWTH FUNDS                          AIM today is the
AIM Value Fund                                    AIM Global Aggressive Growth Fund            eighth-largest mutual fund
AIM Weingarten Fund                               AIM Global Growth Fund                       complex in the United States
                                                  AIM Global Trends Fund(6)                    in assets under management,
GROWTH & INCOME FUNDS                                                                          according to Strategic
AIM Advisor Flex Fund                             GLOBAL GROWTH & INCOME FUNDS                 Insight, an independent mutual
AIM Advisor Real Estate Fund                      AIM Global Utilities Fund                    fund monitor.
AIM Balanced Fund
AIM Basic Value Fund                              GLOBAL INCOME FUNDS
AIM Charter Fund                                  AIM Global Income Fund
                                                  AIM Strategic Income Fund
INCOME FUNDS
AIM Floating Rate Fund                            THEME FUNDS
AIM High Yield Fund                               AIM Global Consumer Products and Services Fund
AIM High Yield Fund II                            AIM Global Financial Services Fund
AIM Income Fund                                   AIM Global Health Care Fund
AIM Intermediate Government Fund                  AIM Global Infrastructure Fund
AIM Limited Maturity Treasury Fund                AIM Global Resources Fund
                                                  AIM Global Telecommunications and Technology Fund
TAX-FREE INCOME FUNDS
AIM High Income Municipal Fund
AIM Municipal Bond Fund
AIM Tax-Exempt Bond Fund of Connecticut
AIM Tax-Free Intermediate Fund

(1) Effective December 1, 1999, AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations. (2) AIM Mid Cap Opportunities Fund closed to new investors on March 21, 2000. (3) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (4) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (5) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after July 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.


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